Harbor Fund
Supplement to Prospectus dated March
1, 2003 (as revised January 1, 2004) and
Statement of Additional Information dated
March 1, 2003

Harbor Fund has received notice from
Mastholm Asset Management LLC (Mastholm)
 indicating Mastholms intent to terminate the Investment Subadvisory Agreement under which
Mastholm serves as subadviser of the Harbor
International Growth Fund.

Harbor Funds Board of Trustees, on behalf of Harbor
International Growth Fund,
 has appointed Marsico Capital Management, LLC
(Marsico Capital), a registered
 investment adviser, to serve as the Funds subadviser replacing Mastholm effective on or about March 1, 2004.

The appointment of Marsico Capital as the Funds subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital
Advisors, Inc. (Harbor Capital). Harbor Capital will pay the subadvisory fee to Marsico Capital from its own assets.

Harbor Fund hereby replaces all references to Mastholm with Marsico Capital, as these references apply to Harbor
International Growth Fund, in the Prospectus and Statement of Additional Information,
 except for references to subadvisory fees actually paid to Mastholm.


The following replaces the information contained under the relevant captions in the Risk/Return Summary for Harbor International
Growth Fund on pages 16 and 17 of
the Prospectus:

PORTFOLIO MANAGER
James G. Gendelman
Marsico Capital Management, LLC
1200 17th Street
Suite 1300
Denver, CO  80202

James G. Gendelman will commence managing the fund on or about March 1, 2004.

INVESTMENT GOAL
Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS
Foreign companies selected for long-term growth potential.

PRINCIPAL STRATEGIES AND INVESTMENTS
The fund invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world. The fund normally invests in issuers from at least three different countries not including the United States and maintains a core position of between 35 and 50 common stocks. From time to time, the fund may invest in common stocks of companies operating in emerging markets.
Emerging market exposure is limited to 35% of the funds total assets, determined at the time of purchase.

In selecting investments for the fund, the
 subadviser uses an approach that combines top-down economic analysis with bottom-up stock selection.

The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the subadviser also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the top-down analysis, the subadviser identifies sectors, industries and companies that appear likely to benefit from the overall trends the subadviser has observed.

The subadviser then uses a bottom up stock selection to look for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the subadviser focuses on a number of different attributes, which may include the companys specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

PRINCIPAL RISKS
Stocks do fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments if any of the following occurs:

* A drop in foreign stock markets.
* The market favors value stocks
over growth stocks.
* An adverse event, such as unfavorable
earnings report, depresses the value
of a particular companys stock.
* The subadvisers judgments about
the attractiveness, value and potential
appreciation of particular companies
stocks prove to be incorrect.

Because the fund typically invests in
approximately 35 to 50 companies, an
adverse event affecting a particular
company may hurt the funds performance
more than if it had invested in a
larger number of companies.

The fund invests primarily in securities of foreign companies. Therefore, there is a greater risk that the funds share price will fluctuate more than if the fund invested in domestic issuers. Prices of foreign securities may go down if any of the following occur:

* Unfavorable foreign government actions, such as excessive taxation or currency controls; political, economic or market instability; or the absence of accurate information about foreign companies due in part to different financial accounting and regulatory standards.
* A decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies.
* Foreign securities are sometimes less
liquid and harder to value than securities of U.S. issuers.

These risks are more severe for securities of issuers in emerging market counties which include additional risks such as immature economic structure and less developed and more thinly-traded securities markets.

Foreign brokerage and custodian fees may be higher than in the U.S.

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders tax liability. Frequent trading also increases transaction costs, which could detract from the funds performance.

The following replaces the information
under the heading Equity Investments on
page 26 of the Prospectus:

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, security futures, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trust and equity participations. Equity investments may also include investments in initial public offerings or secondary offerings.

The following replaces the information
under the heading The Adviser and
Subadvisers on page 32 of the Prospectus for the Harbor International Growth Fund only:

FUND

International Growth Fund

PORTFOLIO MANAGER AND SUBADVISER
James G. Gendelman
Marsico Capital Management, LLC


MANAGER SINCE
2004


BUSINESS EXPERIENCE
(PAST FIVE YEARS)
Portfolio Manager and Senior Analyst, Marsico
Capital (since 2000) and
Vice President of International Sales,
Goldman Sachs & Co. (1987-2000).


Dated:  February 26, 2004